OUTSIDE FRONT COVER
THORNBURG INVESTMENT INCOME BUILDER FUND
Prospectus                                  THORNBURG INVESTMENT MANAGEMENT
December 24, 2002

















                   THORNBURG INVESTMENT INCOME BUILDER FUND
                          ("Income Builder Fund")






















These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Income Builder Fund is a separate investment portfolio of Thornburg Investment Trust.


                              TABLE OF CONTENTS

__         Investment Income Builder Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

__         Additional Information About Fund Investments,
           Investment Practices and Risks

           Principal Strategies
              Equity Securities-In General
              Debt Securities-In General
              U.S. Government Securities
              Foreign Securities
              Mortgage and Other Asset-Backed Securities
              Investments in Small Companies
           Secondary Strategies
              Participation and CMOs
              Temporary Investments
              Investments in Other Investment Companies
              Adjusting Investment Exposure
              Illiquid and Restricted Securities Borrowing

__         Potential Advantages of Investing in the Fund

__         Opening Your Account - Buying Fund Shares

__         Selling Fund Shares
              Written Instructions
              Signature Requirements
              Telephone Redemption
              Redeem Through Financial Advisor
              Internet Redemption
              Systematic Withdrawal Plan

__         Investor Services
              Fund Information
              Automatic Investment Plan
              Exchanging Shares
              Telephone Redemption
              Street Name Accounts

__         Transaction Details

__         Dividends and Distributions
              Distribution Options
              Dividends
              Turnover and Capital Gains

__         Taxes
              Federal Taxes-In General
              Federal Tax Treatment of Distributions
              Federal Tax Treatment of Sales or Redemptions of Shares
              State Taxes

__         Organization of the Funds

__         Investment Adviser

__         Financial Highlights

Thornburg Investment Income Builder

Investment Goals
----------------
The Fund's primary investment objective is to provide a level of current income which exceeds the average yield on U.S. Stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund's secondary investment objective is long-term capital appreciation. There is no assurance that the Fund will achieve these objectives.

Principal Investment Strategies
--------------------------------
The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily including stocks and bonds. The Fund will under normal conditions invest at least 80% of its assets in income producing securities, and at least 50% of its assets in common stocks.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations and government obligations. The Fund may purchase debt securities of any maturity and of any quality. The Fund also may invest in debt securities which have a combination of equity and debt characteristics, such as convertible bonds and preferred stocks, and real estate investment trusts.

The Fund may invest in any equity security which the investment adviser believes may assist the Fund in pursuing its objectives, including smaller companies with market capitalization of less than $500 million. The Fund expects that equity investments in the Fund's portfolio normally will be weighted in favor of companies which pay dividends.

The Fund emphasizes investments in domestic securities, but may invest a significant portion of its assets in securities of issuers domiciled outside the United States, including developing countries.

The Fund's investments are determined by individual company and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to this scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to response to market conditions.

Principal Investment Risks
--------------------------
It is possible to lose money on an investment in the Fund. The value of the Fund's investments varies from day to day, generally reflecting changes in interest rates, changes in market conditions, political and economic news, dividends, industry and technological developments, and developments affecting specific corporations and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of fixed income securities and stocks, changes in industry leadership, poor economic growth, and market volatility. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares. Investments in smaller companies involve additional risks, because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in market, increased volatility in share price, and possible difficulties in selling shares.

When interest rates increase, the value of the Fund's fixed income securities declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term fixed income obligations owned by the Fund. Decreases in market interest rates may result in prepayments of fixed income obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Fixed income investments owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities are more vulnerable to default, downgrades, and market volatility. Foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investment, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page ___.

Past Performance of the Fund
----------------------------
Income Builder Fund commenced investment operations on December 24, 2002. Fund performance results have not been provided because the Fund has not been in existence for a full calendar year.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
-----------------
                                                        Class A   Class C
                                                        -------   -------
   Maximum Sales Charge (Load) on Purchases              4.50%     none
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on
   Redemptions (as a percentage of redemption
   proceeds or original purchase price, whichever
   is lower)                                             1.00%(1) 1.00%(2)

   Redemption Fee (as a percentage of amount redeemed)   1.00%(3) none

Annual Fund Operating Expenses (expenses that are deducted
------------------------------  from Fund assets)

                                                   Class A     Class C
                                                   -------     -------
   Management Fee                                   .88%          .88%
   Distribution and Service (12b-1) Fees            .25%         1.00%
   Other Expenses                                  1.94%         4.17%
                                                   ------        ------
             Total Annual Operating Expenses       3.07%(4)      6.05%(4)

(1) Imposed only on redemptions of purchases of $1 million or more in the event of a redemption within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Imposed only on redemptions within 90 days of purchase; does not apply to any redemption subject to a CDSC.
(4) Other expenses in the table are estimated for the current fiscal year, before expense reimbursements. Thornburg Investment Management, Inc. intends to reimburse expenses so that actual Class A expenses are no higher than 1.70% and actual Class C expenses are no higher than 2.38%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year       3 Years
                         ------       -------
     Class A Shares       $746         $1,355
     Class C Shares       $702         $1,787

You would pay the following expenses if you did not redeem your Class C shares:
                         1 Year       3 Years
                         ------       -------
     Class C Shares       $602         $1,787

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS, INVESTMENT PRACTICES, AND
RISKS

We describe below in greater detail the securities which the Fund may invest in as a principal investment strategy. We also describe securities and investment practices which the Fund may sometimes use as secondary investment strategies, but which are not of principal importance. The investment profile of the Fund will vary over time, depending on various factors, and the Fund may not invest in all of the securities it is permitted to purchase. You will find more information on these subjects in the Fund's Statement of Additional Information.

Principal Strategies.
--------------------
Equity Securities - In General.
------------------------------
The Fund invests as a principal strategy in equity securities, which include common stocks, preferred stocks, convertible securities, warrants, American Depository Receipts (ADRs), partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities (as a group) have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions, and the value of specific equity securities may suffer permanent declines in value.

Debt Securities - In General.
----------------------------
The Fund invests in debt securities as a principal investment strategy. Bonds and other debt instruments, including convertible debt securities, are used by governmental and private issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities have varying degrees of quality and varying levels of sensitivity to changing interest rates. Longer-term debt securities are generally more sensitive to interest rate changes than short term debt securities.

Securities which are rated within the four highest ratings of a ratings agency are considered "investment grade" securities. These securities are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate". The lowest ratings of the investment grade securities may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Lower quality debt securities (sometimes called "junk bonds" or "high yield securities") involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions.

U.S. Government Securities.
--------------------------
The Fund may invest in U.S. Government securities as a principal investment strategy. U.S. Government Securities include U.S. Treasury obligations such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury Securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government. U.S. Government securities also include "agency obligations." Some agency obligations are backed by the full faith and credit of the U.S. Government, but other agency obligations are supported by the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency.

Foreign Securities.
------------------
The Fund may invest in foreign securities as a principal investment strategy. Foreign securities and foreign currencies may involve additional risks. Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. Further, governmental issuers may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. Moreover, the economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

Mortgage and Other Asset-Backed Securities.
------------------------------------------
The Fund may invest in mortgage-backed securities as a principal investment strategy. Mortgage-backed securities are securities representing interests in pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Some mortgage-backed securities are not backed by the full faith and credit of the U.S. Government. Other asset-backed securities represent interests in pools of certain consumer loans, such as automobile loans and credit card receivables. Variations in interest rates and other factors may result in prepayments of the loans underlying these securities, reducing the potential for capital appreciation and requiring reinvestment of the prepayment proceeds by the Fund at lower interest rates. Additionally, in periods of rising interest rates these securities may suffer capital depreciation because of decreased prepayments.

Investments in Small Companies.
------------------------------
The Fund may invest in the stock or debt securities of smaller or unseasoned issuers as a principal investment strategy. Although investments in these companies may offer greater prospects for appreciation, they involve additional risks because of limited product lines, limited access to markets and financial resources, and greater vulnerability to competition and changes in markets. Additionally, the value of these securities may fluctuate more, and they may be more difficult to sell, particularly in declining markets.

Participations and CMOs.
-----------------------
The Fund may invest in "participations" to facilitate investment in any of the debt securities the Fund may acquire. Participations are undivided interests in pools of securities which are assembled by certain banks or other responsible persons, such as securities broker/dealers and investment banking houses, where the underlying credit support passes through or is otherwise available to the participants or the trustee for all participants. Similarly, collateralized mortgage obligations (CMOs) are obligations issued by a trust or other entity organized to hold a pool of U.S. Government insured mortgage-backed securities (such as GNMA certificates) or mortgage loans. The Fund will acquire a CMO when Thornburg believes that the CMO is more attractive than the underlying securities in pursuing the Fund's investment objectives.

Temporary Investments.
---------------------
The Fund may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government securities, and commercial paper. The Fund typically holds these securities under normal conditions pending investment of idle funds or to provide liquidity. The Fund also may hold assets in these securities for temporary defensive purposes. Investment in these securities for temporary periods could reduce the Fund's ability to attain its investment objectives.

Secondary Strategies
--------------------

Repurchase Agreements.
---------------------
The Fund may enter into repurchase agreements, although this is not a principal strategy of the Fund. When the Fund purchases securities, it may enter into a repurchase agreement with the seller in which the seller agrees, at the time of sale, to repurchase the security at a mutually agreed-upon time and price. The price will include a margin of profit or return for the Fund. If the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or the seller fails to repurchase the underlying security as agreed, the Fund could experience losses, including loss of rights to the security.

Investments in Other Investment Companies.
-----------------------------------------
The Fund may invest in securities of closed end investment companies, although this is not a principal strategy of the Fund. Up to 5% of its total assets at the time of purchase may be invested in any one investment company, provided that after its purchase no more than 3% of that investment company's outstanding stock is owned by the Fund, and provided further, that no more than 10% of the Fund's total assets are invested in investment companies. Thornburg will charge an advisory fee on the portion of the Fund's assets that are invested in securities of other investment companies. Thus shareholders will be paying a "double fee" on those assets since the advisers of the investment companies also will be charging fees on the same assets.

Adjusting Investment Exposure.
-----------------------------
The Fund may use various techniques to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, commodity prices, or other factors that affect securities values, although these are not principal strategies of the Fund. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities. The Fund may sell securities short. Thornburg can use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If Thornburg judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the price volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter-party to the transaction does not perform as promised.

Illiquid and Restricted Securities.
----------------------------------
Some investments may be determined by Thornburg, under the supervision of the Fund's Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Investment in illiquid or restricted securities is not a principal investment strategy of the Fund. The sale of other securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Borrowing.
---------
The Fund may borrow from banks or through reverse repurchase agreements, but this is not a principal investment strategy of the Fund. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Borrowing and other forms of leverage magnify the risk of loss.

POTENTIAL ADVANTAGES OF INVESTING IN THE FUND

Investing through a mutual fund permits smaller investors to diversify an investment among a larger number of securities. In addition, a mutual fund may give investors access to certain securities which investors would not otherwise have.

Investment in a mutual fund also relieves the investor of many investment management and administrative burdens usually associated with the direct purchase and sale of securities, otherwise consistent with that fund's investment objectives and management policies. These include: (i) selection of portfolio investments; (ii) surveying the market for the best price at which to buy and sell; (iii) valuation of portfolio securities;
(iv) selecting and scheduling of maturities and reinvestments; (v) receipt, delivery and safekeeping of securities; and (vi) portfolio recordkeeping.

OPENING YOUR ACCOUNT - BUYING FUND SHARES

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by mail, by sending your application with your check payable to the Fund. You may, if there is no application accompanying this Prospectus, call 1-800-847-0200, or obtain an application via the internet at the investment adviser's website, www.thornburg.com.

The minimum amount to open an account is $5,000, except that an individual retirement account may be opened with $2,000. The minimum amount to add to an account is $100. You also may exchange from one Thornburg Fund into another Thornburg Fund. See "Investor Services," below.

You may add to an existing account by mail, wire, or through your financial advisor. Add to your account by mailing a check payable to your Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. Add to an account through your financial advisor by telephoning your advisor.

You also may add to an account through the Automatic Investment Program. See "Shareholder Services," below, or telephone us at 1-800-847-0200 for details.

THE FUND OFFERS DIFFERENT SHARE CLASSES

The Fund currently offers Class A shares and Class C shares. Each of the Fund's shares represents an equal undivided interest in the Fund's assets, and the Fund has common investment objectives and a common investment portfolio. Each class may have varying annual expenses and sales charge structures, which may affect performance. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund.

Financial advisors and others who sell shares of the Fund receive different compensation for selling different classes of the Fund's shares. Shares of the Fund may be purchased through investment dealers, brokers or agents "financial advisors") who have agreements with the Fund's distributor, Thornburg Securities Corporation (TSC), or through TSC in those states where TSC is registered. All orders are subject to acceptance by the Fund, and the Fund and TSC reserve the right to refuse any order in whole or in part.

The Fund also may issue one or more other classes of shares not offered through this Prospectus. Different classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Fund's distributor, TSC, at (800) 847-0200 to obtain more information concerning the various classes of shares which may be available to them through their sales representatives. Investors may also obtain information respecting the different classes of shares through their financial advisors or other person who is offering or making available shares of the Fund.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value (NAV) next determined after receipt of your order. The net asset value is the value of a share, and is computed for each class of the Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business.



BUYING CLASS A SHARES

Class A shares are sold subject to a front-end sales charge. The sales charge is deducted from the offering price when you purchase shares, and the balance is invested at net asset value (NAV). The sales charge is not imposed on shares that are purchased with reinvested dividends or other distributions. Class A shares of the Fund which are redeemed or exchanged within 90 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. Class A shares are also subject to a Rule 12b-1 Service Plan, which provides for the Fund's payment to Thornburg of up to 1/4 of 1% of the class's net assets each year, to obtain various shareholder related services. Because this service fee is paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Because the annual fees for Class A shares of the Fund are lower than the fees for Class C shares of the same Fund, Class A shares of the Fund pay higher dividends than Class C shares of the Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares of the Fund for a given amount invested.

If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

                                             Class A Shares
                                           Total Sales Charge
                                  As Percentage           As Percentage
                                  of Offering Price       of Net Asset
                                                          Value
Less than $50,000                  4.50%                  4.71%
$50,000 to 99,999.99               4.00%                  4.17%
$100,000 to 249,999.99             3.50%                  3.63%
$250,000 to $499,999.99            3.00%                  3.09%
$500,000 to 999,999.99             2.00%                  2.04%
%1,000,000 and over                0.00%                  0.00%*

   * A 1% CDSC is imposed on any portion of such purchases which are redeemed within one year. TSC or Thornburg intend to pay a commission of 1% to financial advisors who place orders from $1 million to $2 million, a commission of .7% for portions of any such trade exceeding $2 million and less than $4 million, and a commission of .5% for portions of any such trade exceeding $4 million.

      At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. Thornburg or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. Those firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.

LETTERS OF INTENT. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a "Letter of Intent" (LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

RIGHTS OF ACCUMULATION. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table below, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

SALES CHARGE WAIVERS. You may purchase Class A shares of the Fund with no sales charge if you notify TSC or the Fund's transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below. A redemption fee of 1.00% of the amount redeemed will apply to redemptions or exchanges of the Fund's Class A shares within 90 days of purchase. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

 A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of the Fund, up to the amount you previously redeemed.

 AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF THORNBURG (or any investment company managed by THORNBURG), TSC, any affiliated Thornburg Company, the Fund's Custodian bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

 EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who p lace orders for the Fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

 CUSTOMERS of bank trust departments, companies with trust powers, investment broker dealers and investment advisors who charge fees for service, including investment broker dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

 INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1% applies to shares redeemed within one year of purchase.

 THOSE PERSONS WHO ARE DETERMINED BY THE DIRECTORS OR TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Fund or Distributor.

 PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUND provided that such purchases are made by: (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

 PROCEEDS FROM A LOAD FUND REDEMPTION. You may purchase shares of the Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with your direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Fund without notice.

BUYING CLASS C SHARES. Class C shares are sold at the NAV next determined after your order is received. Class C shares are subject to a contingent deferred sales charge (CDSC) if the shares are redeemed within one year of purchase. The CDSC is 1%. The percentage is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions. The CDSC will be waived for shares redeemed because of (1) the death of the accountholder, or (2) certain mandatory distributions from IRAs and other qualified retirement arrangements. In addition, the CDSC will be waived for redemptions under a systematic withdrawal plan within one year of purchase up to 10% of the account value when you set up the plan. See "Systematic Withdrawal Plan" below, at page ___. Class C shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder related services.
Class C shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's shares and to pay for commissions and other distribution expenses. Because these service and distribution fees are paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Purchases of $1,000,000 or more of Class C shares will not be accepted.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (by selling them back to the Fund or by selling the shares through you r financial advisor). Your shares will be redeemed by the Fund at the next share price (NAV) calculated after your order is received in proper form. The amount of the redemption fee or the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated, but any redemption fee will apply to any appreciation in value. No CDSC or redemption fee is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC or redemption fee will be redeemed first. No redemption fee will be imposed on shares to which a CDSC applies. Share price is normally calculated at 4 p.m. Eastern time.

* Your Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

* Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption accompanied by any outstanding certificates in proper form for transfer. The Fund may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Fund to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

* No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. The Fund reserves the right to redeem the shares of any shareholder whose shares have a net asset value of less than $1,000. No redemption fee or contingent deferred sales charge will be imposed on such a mandatory redemption. The Fund will notify the shareholder before performing the redemption, and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. The Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

To redeem shares in an account, you may use any of the following methods.

Written Instructions
-------------------

Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

   .  Your name
   .  The Fund's name
   .  Fund Account number
   .  Dollar amount or number of shares to be redeemed
   . Signature guarantee, if required (see below for instructions) . Signature (see below for signature instructions)

Signature Requirements.

     Individual, Joint Tenants, Tenants in Common, Sole Proprietor General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

     UGMA or UTMA. Instructions must be signed by the custodian exactly as it appears on the account.

     Trust. Instructions must be signed by trustee, showing trustee's capacity. If trustee's name is not an account registration, provide a copy of trust document certified within the last 60 days.

     Corporation, Association. Instructions must be signed by person authorized to sign on account. A signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

     IRA or Retirement Account.  See IRA instructions or telephone
     1-800-847-0200.

     Executor, Administrator, Conservator, Guardian.  Telephone
     1-800-847-0200.

Telephone Redemption
--------------------

If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem by telephoning your Fund Support Representative at 1-800-847-0200. Money may be wired to your bank account designated on your account application or sent to you in a check. If you did not complete the telephone redemption section of your account application you may add this feature to your account. The minimum wire redemption is $1,000, and the minimum check redemption is $50.00. See "Investor Services," below, or telephone 1-800-847-0200.

Redeem Through Financial Adviser
-------------------------------

Consult with your financial advisor. Your financial adviser may charge a fee.

Internet Redemption
-------------------

You may redeem shares held through certain accounts by contacting Thornburg at its Website, www.thornburg.com, and following the instructions.

Systematic Withdrawal Plan
-------------------------

Systematic withdrawal plans let you set up periodic redemptions from your account. The contingent deferred sales charge (CDSC) imposed on redemptions of Class C shares within one year of purchase is waived for redemptions under a systematic withdrawal plan within one year of purchase up to 10% of the account value as of the date you set up the plan. Because of the sales charge on Class A shares of the Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares of the Fund on a regular basis. Minimum account size for this feature is $10,000, and the minimum payment is $50.00. Please telephone your Fund Support Representative at 1-800-847-0200.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 * You wish to redeem more than $25,000 worth of shares,
 * Your account registration has changed within the last 30 days,
 * The check is being mailed to a different address than the one on your account (record address),
 * The check is being made payable to someone other than the account owner,
 * The redemption proceeds are being transferred to a Thornburg account with a different registration, or
 * The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

INVESTOR SERVICES

Fund Information
----------------

Thornburg's telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

   . Account statements after every transaction affecting your account. . Quarterly account statements.
   .  Financial reports (every six months).

Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Automatic Investment Plan
-------------------------

One easy way to pursue your financial goals is to invest money regularly. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 800-847-0200 and speak to a Fund Support Representative for more information.

Exchanging Shares
-----------------

You have the privilege of exchanging Class A shares of other Thornburg Funds for Class A shares of the Fund. However, you should note the following:

   . You may only exchange between accounts that are registered in the same name address, and taxpayer identification number.
   .  Exchanges may have tax consequences for you.
   . Because excessive trading can hurt fund performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Thornburg Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
   . The Fund reserves the right to refuse exchange purchases into the Fund by any person or group if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
   . Exchanges into the Fund may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund.
   . Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder's right to redeem shares of any Thornburg Fund.
   . Please note that any redemption of Class A shares within 90 days of purchase will be subject to a redemption fee of 1.00% of the value of the shares exchanged. See "Transaction Details - Excessive Trading," below.

The Fund reserves the right to terminate or modify the exchange privilege in the future.

Telephone Redemption
--------------------

If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Customer Service Representative.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling your Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to the address shown in the application.

The Fund, TSC, Thornburg and the Fund's Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Fund's Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, sending written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Street Name Accounts
--------------------

Some broker dealers and other financial services firms offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms. Neither the Fund nor its Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Fund nor its Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial firm, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisors to learn about the different options available for owning mutual funds shares.

TRANSACTION DETAILS

The Fund is open for business each day the New York Stock Exchange (NYSE) is open. The Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Bonds and other fixed income securities are valued primarily using prices obtained from independent pricing services. Equity securities such as common stocks are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available assets are valued by a method that the Trustees of the Fund believe accurately reflects fair value. Because the Fund may own securities listed primarily on foreign exchanges which trade on days the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchanging Shares" above and "Excessive Trading," below.

If you open or add to your account yourself rather than through your financial advisor please note the following:

   . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
   .  The Fund does not accept cash.
   . If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of the Fund or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

The Fund may authorize certain securities brokers to receive on its behalf purchase and redemption orders received in good form, and some of those brokers may be authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized broker or its designee.

EXCESSIVE TRADING

Excessive trading of Fund shares in response to short-term fluctuations in the market, also known as "market timing," may make it very difficult to manage the Fund's investments and may hurt Fund performance and shareholders. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timers' shares. This can happen at a time when it is not advantageous to sell any securities, which may harm the Fund's performance. The Fund reserves the right to refuse purchase orders or exchanges into the Fund by any person. In particular, purchase orders may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting a significant portion of the Fund's assets, a pattern of purchases which coincide with a market timing strategy or other activity which would potentially be disruptive to or adversely affect the Fund. Accounts under common ownership or control, including amounts with the same tax identification number, will be counted together for this purpose. See "Exchanging Shares," above.

  A redemption fee of 1.00% is charged on redemptions and exchanges of Class A shares which are redeemed or exchanged within 90 days from the date of purchase. The fee is calculated on the value of the shares on the date of the redemption or exchange. The fee is not imposed on shares purchased with reinvestments of dividends and capital gains distributions. Shares not subject to a redemption fee will be redeemed first. The redemption fee will not apply to shares subject to a contingent deferred sales charge (CDSC). This fee was instituted to offset brokerage commissions and other expenses which may be incurred by the Fund to meet redemption requests caused by excessive trading.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net income and realized capital gains, if any, to shareholders each year. The Fund typically declares investment income dividends daily and pays these dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions normally will be declared and payable in December.

Distribution Options
The Fund earns interest from bond, money market, and other investments. The Fund earns dividends from stocks held in the portfolio. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. The Fund offers four options, which you can change at any time.

Dividends
1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the month or quarter for which the distribution is made.

Capital Gains
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to re invest your capital gain distributions in shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of the Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Turnover and Capital Gains

The Fund does not intend to engage in short-term trading for profits. Nevertheless, when the Fund believes that a security will no longer contribute towards its reaching its goal, it will normally sell that security.

When the Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A mutual fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, the Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES
Federal Taxes - In General

Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals, should consult their own tax advisers concerning federal, state and local tax consequences respecting investments in the Fund.

Federal Tax Treatment of Distributions

Distributions to shareholders representing net investment income and net short term capital gains will be taxable to the recipient shareholders as ordinary income, whether the distributions are actually taken in cash or are reinvested in additional shares. Fund distributions will not be eligible for the dividends received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares

Redemption or resale of shares by a shareholder will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or resale. If the shares sold or redeemed are a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the shares were held for more than one year.

State Taxes

With respect to distributions of interest income and capital gains from the Fund, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard. Prospective investors are urged to confer with their own tax advisers for more detailed information concerning state tax consequences.

ORGANIZATION OF THE FUND

The Fund is a series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Fund is diversified. The Trustees are authorized to divide the Trust's shares into additional series and classes.

INVESTMENT ADVISER

The Fund is managed by Thornburg Investment Management, Inc., (Thornburg). Thornburg performs investment management services for the Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg's services to the Fund are supervised by the Trustees of Thornburg Investment Trust.

The annual investment advisory and administrative services fee rates for the Fund are .875% and .125% respectively.

The advisory fee rate for the Fund decreases as assets increase, as described in the Statement of Additional Information.

The Fund's investments are managed by a team of investment professionals employed by Thornburg.

Thornburg may, from time to time, agree to waive its fees or to reimburse the Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or expenses by the Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, the Fund will pay all other costs and expenses of its operations. The Fund will not bear any costs of sales or promotion incurred in connection with the distribution of shares, except as described above under "Opening Your Account - Buying Fund Shares".

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds. Thornburg or TSC may make payments from their own resources to assist in the sales or promotion of the Fund.

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling stockholder of both Thornburg and TSC.

OUTSIDE BACK COVER
ADDITIONAL INFORMATION

Reports to Shareholders
   Shareholders will receive annual
   reports of their Fund containing
   financial statements audited by the
   Fund's independent auditors, and
   also will receive unaudited semi-
   annual reports. In addition, each
   shareholder will receive an account
   statement no less often than quarterly.

General Counsel
   Legal matters in connection with
   the issuance of shares of the Fund
   are passed upon by White, Koch,
   Kelly & McCarthy, Professional
   Association, Post Office Box 787,
   Santa Fe, New Mexico 87504-0787.

Investment Adviser
   Thornburg Investment Management, Inc.
   119 East Marcy Street, Suite 202
   Santa Fe, New Mexico 87501

Distributor
   Thornburg Securities Corporation
   119 East Marcy Street, Suite 202
   Santa Fe, New Mexico 87501

Custodian
   State Street Bank & Trust Co.
   1 Heritage Drive
   North Quincy, Massachusetts 02171

Transfer Agent
   State Street Bank & Trust Co.
   c/o NFDS Servicing Agent
   Post Office Box 419017
   Kansas City, Missouri 64141-6017

The Fund's Statement of Additional Information (SAI) is available without charge upon request. Shareholders may make inquiries about the Fund, and investors may request copies of the SAI and obtain other Fund information, by contacting Thornburg Securities Corporation at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 (800) 847-0200. The Fund's current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Fund (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are also available on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by the Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

Thornburg Securities Corporation, Distributor
119 East Marcy Street
Santa Fe, New Mexico 87501
(800) 847-0200
www.thornburg.com   email: postmaster@thornburg.com

The Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.